Exhibit 10.1

LONE PEAK CENTER
BUILDINGS 4 & 5
DRAPER, UTAH

FIFTH AMENDMENT TO LEASE
(CONTROL4 CORPORATION)

THIS FIFTH AMENDMENT TO LEASE (this “Amendment”) is made as of February 28, 2018, by and between HARBERT MSB LONE PEAK CAMPUS, LLC, a Delaware limited liability company (“Landlord”), and CONTROL4 CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A.            Landlord (as successor-in-interest to Colliers Paragon, LLC on behalf of and as Managing Representative for the tenant in common owners of the Building as successor in interest to DBSI — Draper Lease CO, L.L.C. and Draper/CG, L.L.C.) and Tenant are parties to that certain Commercial Lease (the “Original Lease”) dated March 31, 2012, as amended by that certain First Amendment dated December 17, 2012, that certain Second Amendment to Lease dated February 24, 2014, that certain Third Amendment to Lease dated December 22, 2014, and that certain Fourth Amendment to Lease (the “Fourth Amendment”) dated as of June 29, 2016 (collectively, as amended, the “Lease”), with respect to certain premises within that certain building located at 11734 South Election Road, Draper, Utah  84020 (“Building 5”), and certain premises within that certain building located at 11778 South Election Road, Draper, Utah  84020 (“Building 4”).  For all purposes of the Lease and this Amendment “Building” shall refer to either or both Building 4 and Building 5.  It is hereby acknowledged and agreed that (i) Building 5 is referred to in the Original Lease, the First Amendment and the Second Amendment as “Building 20”, and accordingly, all references to Building 20 therein, will be deemed references to Building 5, and (ii) Building 4 is referred to in the Original Lease, the First Amendment and the Second Amendment as “Building 19”, and accordingly, all references to Building 19 therein, will be deemed references to Building 4.   All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Lease.

B.            Pursuant to the Lease, Tenant leases from Landlord certain premises within Building 4 and Building 5 (collectively, the “Existing Premises”) containing a total of approximately 85,412 rentable square feet, consisting of the following:

BUILDING 4

Suite	Floor	Rentable Square Feet
Suite 120	First (1st) floor	6,796 RSF
Suite 140	First (1st) floor	4,188 RSF
Suite 200	Second (2nd) floor	10,005 RSF
Suite 210	Second (2nd) floor	13,288 RSF

TOTAL RENTABLE SQUARE FEET WITHIN BUILDING 4:  34,277 RSF

NOTE:  It is acknowledged and agreed that if the measurement of the Premises is adjusted pursuant to Section 2 below, the foregoing square footage chart shall be amended and set forth in a Confirmation (as defined in Section 2.e below).

[FINAL EXECUTION COPY] SMRH:484557603.16	LONE PEAK CENTER Control4 Corporation
022718	21LX-225009

BUILDING 5

Suite	Floor	Rentable Square Feet
Suites 100 and 200	First (1st) and second (2nd) floors	48,870 RSF
Suite 170	First (1st) floor	740 RSF
Suite 180	First (1st) floor	1,525 RSF

TOTAL RENTABLE SQUARE FEET WITHIN BUILDING 5:  51,135 RSF

C.            Tenant and Landlord have agreed that, effective as of the Give-Back Date (as defined in Section 3 [Vacation of the Give-Back Premises; Amounts Payable if Tenant Fails to Timely Vacate the Give-Back Premises] below), and as part of, and in connection with, the Building Upgrades (as defined in Section 12 [Building Upgrades] below), Tenant will downsize the Existing Premises in Building 4 by surrendering to Landlord that certain portion of the Existing Premises in Building 4, as designated on Exhibit A (Outline of the Floor Plan of the Give-Back Premises) attached hereto (the “Give-Back Premises”), in accordance with the terms of this Amendment.  From and after the Give-Back Date, Tenant will continue to lease the remainder of the Existing Premises (excluding the Give-Back Premises), consisting of a total of approximately 84,817 rentable square feet, in accordance with the terms hereof (the “Reduced Existing Premises”).  The Reduced Existing Premises, together with the Expansion Premises (as defined in Recital D below), are collectively referred to herein as the “Modified Premises” and shall be considered the “Premises” for all purposes of the Lease and this Amendment.

D.            Landlord and Tenant desire to amend the Lease to expand the Reduced Existing Premises  to include a total of approximately 26,394 rentable square feet located within Building 4, consisting of the following, as more particularly shown on Exhibit B (Outline of the Floor Plan of the Expansion Premises) attached hereto (collectively, the “Expansion Premises”):  (i) approximately 18,439 rentable square feet on the first (1st) floor of Building 4, designated as Suite 100 (“Suite 100”); (ii) approximately 1,063 rentable square feet on the first (1st) floor of Building 4, designated as Suite 140A (“Suite 140A”); (iii) approximately 3,064 rentable square feet on the first (1st) floor of Building 4, designated as Suite 160 (“Suite 160”); and (iv) approximately 3,828 rentable square feet on the second (2nd) floor of Building 4, designated as Suite 240 (“Suite 240”).

E.            Landlord and Tenant desire to amend the Lease to return the Give-Back Premises to Landlord, to expand the Existing Premises to include the Expansion Premises, to extend the Lease Term, and to modify other provisions of the Lease, all as more particularly set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Landlord and Tenant agree that the Lease is hereby amended as follows:

1.             LEASE TERM.

a.             Extension of the Lease Term.  By this Amendment, Tenant is exercising its first Renewal Option.  Accordingly, effective as of the date hereof, the Lease Term is hereby extended for an additional period of thirty-six (36) months (the “Extended Term”), commencing July 1, 2018 (the “Extension Date”), and extending through to and including June 30, 2021 (the “Expiration Date”).  From and after the date hereof, all references to the “Lease Term” in the Lease and this Amendment shall be deemed references to the Lease Term, as extended hereby and all references to the “Expiration Date” shall be deemed references to the Expiration Date, as set forth above (June 30, 2021).

b.             Remaining Renewal Option.  Tenant shall continue to have one (1) remaining three (3) year Renewal Option, with respect to the Modified Premises, subject to and in accordance with the terms and conditions of Section 2(a) (Lease Term) of the Original Lease, and further subject to Section 14 (Right of First Refusal) below.

2.             EXPANSION OF THE PREMISES.  With respect to the Expansion Premises, all references to the “Lease Term” in the Lease and this Amendment shall be deemed references to the Suite 100 Term (as defined in Section 2.a [Suite 100 Term] below), the Suite 160 Term (as defined in Section 2.b [Suite 160 Term] below), and the Suites 140A and 240 Term (as defined in Section 2.c [Suites 140A and 240 Term]), as applicable.  The Suite 100 Term, the Suite 160 Term, and the Suites 140A and 240 Term are sometimes collectively referred to herein as the “Expansion Term.”  The Suite 100 Expansion Date, the Suite 160 Expansion Date, and the Suites 140A and 240 Expansion Date are sometimes collectively referred to herein as the “Expansion Dates.”  Promptly following substantial completion of the Tenant Improvements pursuant to Section 11 (Tenant Improvements) below, and  the Building Upgrades to Building 4 pursuant to Section 12 (Building Upgrades) below, which work is expected to result in changes to the rentable square feet of the Building, Landlord shall, at its sole cost and expense, cause Landlord’s architect to measure the rentable square feet of the Modified Premises pursuant to the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-2010 (“BOMA”).  Landlord shall cause its architect to deliver to Tenant written notice (the “Landlord’s Measurement Notice”), setting forth Landlord’s architect’s measurement of the Modified Premises (“Landlord’s Measurements”) for incorporation into an amendment to the Lease (in accordance with Section 5 [Base Rent] below).  Landlord’s Measurements shall be subject to Tenant’s right to have such measurements confirmed by an architect or other qualified space measurement consultant retained by Tenant (the “Tenant’s Measurement Consultant”), at Tenant’s sole cost and expense, within ten (10) business days following Tenant’s receipt of Landlord’s Measurement Notice.  Upon Tenant’s request, within such ten (10) business day period, Landlord agrees to reasonably support Tenant’s efforts to confirm Landlord’s Measurements as follows:  (i) if requested by Tenant, Landlord shall cause Landlord’s architect to consult with Tenant’s Measurement Consultant in such efforts; and (ii) Landlord shall permit Tenant’s Measurement Consultant to field-check Landlord’s Measurements.  If Tenant’s Measurement Consultant reasonably determines that any of Landlord’s Measurements are incorrect, Tenant shall have the right to deliver to Landlord a written notice of such determination (the “Tenant’s Objection Notice”) within fifteen (15) business days following Tenant’s receipt of Landlord’s Measurement Notice.  Promptly following Tenant’s delivery to Landlord of Tenant’s Objection Notice,  Landlord and Tenant and their respective architects and space measurement consultants shall promptly meet in good faith in an attempt to resolve any disagreement regarding the measurement of the Premises.   If Tenant and Landlord reach mutual agreement regarding any modifications to Landlord’s Measurements for incorporation into the Lease, such mutually-approved measurements shall be the Binding Measurements (as hereinafter defined).  If Tenant fails to timely deliver Tenant’s Objection Notice, Landlord’s Measurements shall be deemed to be the Binding Measurements.  Otherwise, if Landlord and Tenant are unable, despite their mutual good faith efforts, to agree upon the Binding Measurements within thirty (30) days following the date of Landlord’s receipt of Tenant’s timely Objection Notice, then the parties shall (i) promptly appoint a mutually-selected independent architect to field-check the measurements set forth in Landlord’s Measurement Notice in accordance with BOMA, to be retained at a cost to be split evenly by Landlord and Tenant, and (ii) submit their respective measurements of the rentable square feet of the Modified Premises and  Building 4 (in those amounts last proposed in writing to the other party pursuant to the parties’ good faith efforts to resolve such disagreement, their respective “Final Proposed Measurements”).  The measurement of the rentable square feet of the Modified Premises and Building 4 as determined by the independent architect shall be binding on the parties (the “Binding Measurements”) and incorporated into the Lease effective as of the Expansion

Dates in accordance with Section 5 (Base Rent) below.  Each party shall bear the cost of its own architect or space measurement consultant in performing measurements and participating in the verification and consultation rights and obligations under this Section 2 (Expansion of the Premises), and the cost of any mutually-selected independent architect shall be equally borne by the parties.  For purposes of this Amendment, the rentable square footage of the Modified Premises and  Building 4 shall be calculated using a twelve percent (12%) load factor.

a.             Suite 100.  Subject to Section 4.b (Condition and Use of Expansion Premises) below, and provided that Landlord has received the insurance certificates evidencing that Tenant is carrying the insurance required to be carried by Tenant pursuant to the terms of the Lease, Landlord shall grant limited access to Suite 100 to Tenant within thirty (30) days of the date of full execution and delivery of this Amendment (“Suite 100 Access Date”) for the purposes of commencing the construction of the Tenant Improvements pursuant to and in accordance with Section 11 (Tenant Improvements) below.  The Lease Term with respect to Suite 100 (the “Suite 100 Term”) shall commence, and Landlord shall deliver full possession of Suite 100 to Tenant, on the date (the “Suite 100 Expansion Date”) which is one hundred twenty (120) days following Suite 100 Access Date, and shall expire on the Expiration Date.  From and after the Suite 100 Expansion Date, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, Suite 100 on all of the terms and conditions of the Lease, as amended hereby.  From and after the Suite 100 Expansion Date, all references to the “Premises” in the Lease and this Amendment shall be deemed to include Suite 100.

b.             Suite 160.  Subject to Section 4.b (Condition and Use of Expansion Premises) below, Landlord shall grant limited access to Suite 160 to Tenant upon completion of the construction of demising walls to separate Suite 160 as part of the Building Upgrades (defined in Section 12 below) (“Suite 160 Access Date”) for the purposes of commencing construction of the Tenant Improvements pursuant to and in accordance with Section 11 (Tenant Improvements) below.  It is hereby acknowledged, that Landlord shall complete such portion of the Building Upgrades no later than the Suite 100 Expansion Date.  The Lease Term with respect to Suite 160 (the “Suite 160 Term”) shall commence, and Landlord shall deliver full possession of Suite 160 to Tenant, on the date (the “Suite 160 Expansion Date”) which is one hundred twenty (120) days following the Suite 160 Access Date and shall expire on the Expiration Date.  From and after the Suite 160 Expansion Date, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, Suite 160 on all of the terms and conditions of the Lease, as amended hereby.  From and after the Suite 160 Expansion Date, all references to the “Premises” in the Lease and this Amendment shall be deemed to include Suite 160.

c.             Suites 140A and 240.  Subject to Section 4.b (Condition and Use of Expansion Premises) below, Landlord shall grant limited access to Suites 140A and 240 to Tenant no later than one hundred sixty-five (165) days after the Suite 160 Expansion Date (“Suites 140A and 240 Access Date”) for the purposes of commencing the construction of the Tenant Improvements pursuant to and in accordance with Section 11 (Tenant Improvements) below.  The Lease Term with respect to Suites 140A and 240 (the “Suites 140A and 240 Term”) shall commence, and Landlord shall deliver full possession of Suites 140A and 240 to Tenant, on the date (the “Suites 140A and 240 Expansion Date”) which is one hundred twenty (120) days following the Suites 140A and 240 Access Date, and shall expire on the Expiration Date.  From and after the Suites 140A and 240 Expansion Date, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, Suites 140A and 240 on all of the terms and conditions of the Lease, as amended hereby.  From and after the Suites 140A and 240 Expansion Date, all references to the “Premises” in the Lease and this Amendment shall be deemed to include Suites 140A and 240.

d.             Beneficial Occupancy of the Expansion Premises.  Commencing upon the respective access dates of the Expansion Premises, Tenant shall have limited access thereto to complete the Tenant Improvements and to otherwise prepare the Expansion Premises for Tenant’s use and occupancy, subject to and in accordance with the terms of Section 11 (Tenant Improvements) below.  If and to the extent the Tenant Improvements (in whole or in part) are substantially completed prior to the respective Expansion Date, it is understood and agreed that Tenant shall have the right to access and use such substantially completed portion of the Expansion Premises for business purposes prior to the respective Expansion Date, subject to and in accordance with terms of this Section 2.d (Beneficial Occupancy of the Expansion Premises) and such early access and occupancy period may be referred to herein as the “Beneficial Occupancy Period”).  Upon the commencement of any such Beneficial Occupancy Period, Landlord and Tenant shall execute a confirmation thereof in the form of Exhibit C (Form of Confirmation of Dates and Measurements) attached hereto, as it applies to the applicable Beneficial Occupancy Period.  If Tenant fails to execute and return such confirmation within five (5) business days following receipt, Tenant shall be deemed to have approved and confirmed the commencement of the Beneficial Occupancy Period set forth therein, provided that such deemed approval shall not relieve Tenant of its obligation to execute and return the confirmation.  Tenant’s entry into and use of the Expansion Premises during any Beneficial Occupancy Period shall be subject to Landlord’s receipt of insurance certificates evidencing that Tenant is carrying the insurance required to be carried by Tenant pursuant to the terms of the Lease, as amended, and all of the terms and conditions of the Lease, as amended, shall apply, including, without limitation, Tenant’s obligation to pay to Landlord all sums and charges required to be paid by Tenant under the Lease, as amended, and shall be subject to all applicable laws, regulations and codes then in place governing such occupancy and use.  Subject to the foregoing, during such Beneficial Occupancy Period, Tenant shall not be obligated to pay Base Rent or Tenant’s Prorata Share of Operating Expenses for the Expansion Premises so accessed by Tenant following the applicable access date until the occurrence of the applicable Expansion Date (and no such Base Rent nor Tenant’s Prorata Share of Operating Expenses for the portion of the Expansion Premises at issue shall accrue during such Beneficial Occupancy Period).

e.             Confirmation of Dates and Measurements.  When each of the Expansion Dates, and/or the commencement of any Beneficial Occupancy Period, have been ascertained, and the measurements of the Modified Premises and Building 4 have been determined, if applicable, pursuant to Section 2 (Expansion of the Premises) above, the parties shall promptly complete and execute a Confirmation of Dates and Measurements in the form of Exhibit C (Form of Confirmation of Dates and Measurements) attached hereto (each, a “Confirmation”).

f.             Estimated Timeline.  Exhibit G (Construction Timeline) is attached hereto and sets forth the estimated schedule for construction events and the projected dates for the access and expansion dates described above.  Such timeline represents the parties current expectations and the parties shall use commercially reasonable efforts to adhere to such projected timeline; provided however (i) in the event of any conflict between the dates in Exhibit G and the time periods required by the body of the Lease, the body of the Lease shall control, and (ii) in no event shall Tenant to entitled to any remedies in the event any of the dates in the projected timeline are not met, unless and to the extent specifically set forth in Section 12 below.

3.             VACATION OF THE GIVE-BACK PREMISES; AMOUNTS PAYABLE IF TENANT FAILS TO TIMELY VACATE THE GIVE-BACK PREMISES.

a.             Notice and Give-Back Dates.  Tenant shall surrender to Landlord the portion of the Give-Back Premises at issue, and shall vacate such portion of the Give-Back Premises in broom-clean condition, having removed all personal property (the “Give-Back Date”), which Give-Back Day shall be no later than 5:00 p.m. on the date which is thirty (30) days following Landlord’s delivery of a written notice to Tenant to surrender and vacate the portion of the Give-Back Premises at issue.  Landlord and Tenant agree that the Give-Back Date with respect to the portion of the Give-Back Premises on first (1st) floor of Building 4 shall occur after Tenant has commenced occupancy of all of the Expansion Premises, and that the Give-Back Date with respect to the portion of the Give-Back Premises on the second (2nd) floor of Building 4 shall occur after the Suite 100 Expansion Date.

b.             Lease Termination for Give-Back Premises.  So long as Tenant timely vacates the portion of the Give-Back Premises at issue, Tenant’s obligation to pay rent with respect to the applicable portion of the Give-Back Premises shall be deemed terminated effective as of the applicable Give-Back Date.  Notwithstanding the foregoing, effective as of the day immediately preceding the applicable Give-Back Date, the parties agree that the Lease shall terminate for all purposes with respect to the applicable portion of the Give-Back Premises only, provided that those liabilities or obligations that survive termination of the Lease in accordance with its terms shall survive such termination.  Nothing herein shall be construed as a waiver or modification of any of Landlord’s rights to receive payment in full of all amounts owed pursuant to the terms of the Lease, as amended, for the applicable portion of the Give-Back Premises for all periods prior to the applicable Give-Back Date, which amounts shall include, without limitation, the payment of Base Rent and Tenant’s Prorata Share of Operating Expenses.  However, if, for any reason other than force majeure, Tenant has not vacated the portion of the Give-Back Premises at issue in the condition set forth herein prior to 5:00 p.m. on the applicable Give-Back Date, Section 31 (Holding Over) of the Original Lease shall apply to Tenant’s continued occupancy of the applicable portion of the Give-Back Premises and, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure.  The parties agree that after the Give-Back Premises is returned to Landlord as set forth herein, the measurement of the Existing Premises shall be 84,817 rentable square feet (as such measurement may be revised in accordance with the procedures set forth in Section 2 above).  Once the Give-Back Date has occurred pursuant to this Section 3 (Vacation of the Give-Back Premises; Amounts Payable if Tenant Fails to Timely Vacate the Give-Back Premises), the amount of Base Rent and Tenant’s Prorata Share shall be adjusted to reflect such give back, and upon the request of either party, the parties shall confirm such adjustments in the form of the Confirmation of Dates and Measurements attached hereto as Exhibit C.

c.             Costs to Relocate.  Landlord shall reimburse Tenant for its reasonable out-of-pocket moving and design costs associated with Tenant’s relocation from the Give-Back Premises to the Modified Premises (provided that reimbursement for design costs shall not exceed $1,500.00), including, without limitation, relocation of telecommunications and data cabling, and furniture, fixtures and equipment relocation costs.  Landlord shall provide such reimbursements within thirty (30) days of Landlord’s receipt and reasonable approval of invoices, affidavits of payment or such other evidence as Landlord may reasonably require (including, if applicable, unconditional mechanics’ or materialmen lien waivers for any work performed in the Premises in connection with such relocation).  Tenant must make a request for such reimbursement pursuant to the terms and conditions of this Section 3.c (Costs to Relocate), by no later than the date which is twelve (12) months following the Suites 140A and 240 Expansion Date, and Landlord shall have no obligation to reimburse Tenant following such deadline.  Landlord’s obligation to pay for or perform work with respect to the Modified Premises shall be as set forth in Section 4.d (Landlord Work) below.

4.             DELIVERY, CONDITION, AND USE OF THE PREMISES; LANDLORD WORK TO EXPANSION PREMISES.

a.             Condition and Use of the Existing Premises.  Subject to all representations in the Lease with respect to the Premises, Tenant confirms that (i) it has accepted the Existing Premises and will continue to occupy such space “AS-IS”, (ii) the Existing Premises are suited for the use intended by Tenant, and (iii) the Existing Premises are in good and satisfactory condition.  Except for providing the Allowance as set forth in Section 11.a (Allowance) below, and except for Landlord’s obligations to provide services under the Original Lease, including pursuant to Section 6 (Landlord’s Services) and Section 7

(Operating Expenses — Repairs, Maintenance, Insurance, Taxes and Property Management) thereof, Landlord shall have no obligation whatsoever to construct leasehold improvements for Tenant or to repair or refurbish the Existing Premises.  Tenant shall continue to use the Existing Premises pursuant to the terms and conditions of the Lease, as amended, including, without limitation, Section 5 (Use) of the Original Lease.

b.             Condition and Use of the Expansion Premises.  At the time Landlord grants limited access to each of the Expansion Premises, such Premises shall be in good condition, broom, clean, with all equipment in working order.  Tenant shall have the right to inspect each of the Expansion Premises within three business days of the applicable access date to identify any punch list items for Landlord’s repair, and Tenant and Landlord shall reasonably agree to the nature and timing of any such repairs.  Except for the Building Upgrades (defined below), providing the Allowance as set forth in Section 11.a (Allowance) below, providing the Expansion Premises in the condition described herein, and causing the Landlord Work to be completed pursuant to Section 4.d (Landlord Work to the Expansion Premises) below, and subject to Landlord’s obligations under the Original Lease, including pursuant to Section 6 (Landlord’s Services) and Section 7 (Operating Expenses — Repairs, Maintenance, Insurance, Taxes and Property Management) thereof, Landlord shall have no obligation whatsoever to construct leasehold improvements for Tenant or to repair or refurbish the Expansion Premises.  The taking of possession of the Expansion Premises by Tenant shall be conclusive evidence that Tenant accepts the same “AS-IS” and that the Expansion Premises is suited for the use intended by Tenant and was in good and satisfactory condition at the time such possession was taken.  Notwithstanding the foregoing, but subject to Section 2(b) (Base Building Improvements) of the Original Lease and all other representations and warranties of Landlord, and subject to Landlord’s obligations to cause the Landlord Work to be completed concurrently with Tenant’s construction of the Tenant Improvements pursuant to Section 4.d (Landlord Work) below, if it is determined that the Expansion Premises were not in broom clean condition, any of the base building systems serving the Premises (including, without limitation, in connection with HVAC and electrical systems) were not in good condition or the Expansion Premises were not in compliance with applicable laws, rules and regulations as of the date of delivery to Tenant for limited access in accordance with the terms of Section 2 (Expansion of the Premises) above, and such non-compliance is not due to Tenant’s particular use of, or activities or work in, the Expansion Premises, Landlord shall (as Tenant’s sole remedy therefor) correct such non-compliance at Landlord’s cost within a commercially reasonable time after Landlord’s receipt of written notice thereof (provided that such notice must be received within sixty (60) days following the date of delivery to Tenant for limited access in accordance with the terms of Section 2 [Expansion of the Premises] above).  Tenant acknowledges that neither Landlord nor Landlord’s agents has made any representation or warranty as to the condition of the Expansion Premises or Building 4 or the suitability for Tenant’s purposes.  Except in connection with Tenant’s use of the Staging Area for storage and staging prior to the Suite 100 Expansion Date pursuant to Section 4.c (Staging Area) below, Tenant shall use the Expansion Premises pursuant to the terms and conditions of the Lease, as amended, including, without limitation, Section 5 (Use) of the Original Lease.  Landlord will maintain possession and control physical access to the Expansion Premises during the period from the applicable access date to the Expansion Date, subject to Tenant’s limited access right set forth herein, and will deliver possession of the Expansion Premises to Tenant on the applicable Expansion Date.

c.             Staging Area.  During the period commencing on the date of full execution and delivery of this Amendment, and continuing until the Suite 100 Expansion Date (the “Staging Period”), so long as Landlord has received insurance certificates evidencing that Tenant is carrying the insurance required to be carried by Tenant pursuant to the terms of the Lease, as amended, Tenant shall have the right to use that certain portion of Suite 240 which consists of approximately 2,872 rentable square feet, as more particularly shown on Exhibit D (Outline of the Floor Plan of Staging Area) attached hereto (the “Staging Area”), for the purposes of storing and staging its furniture and equipment during construction of the Tenant Improvements pursuant to Section 11 (Tenant Improvements) below.  During the Staging Period, Tenant shall not be obligated to pay Base Rent or Tenant’s Prorata Share of Operating Expenses with respect to the Staging Area.  Tenant confirms and agrees that during the Staging Period, except for the purpose of constructing the Tenant Improvements pursuant to Section 11 (Tenant Improvements) below, it shall not enter, occupy or use that certain remaining portion of Suite 240 which does not contain the Staging Area for any purpose or use whatsoever, nor shall Tenant place or store personnel, furniture, fixtures or equipment within such remaining portion of Suite 240 during the Staging Period.  With respect to Tenant’s use of the Staging Area for staging and storage, Tenant shall be responsible for providing all required insurance and for providing any necessary security measures or other protective facilities.  Landlord shall have no liability or responsibility for any property, equipment or furnishings stored within the Staging Area and Tenant shall be solely responsible to obtain and maintain such insurance as Tenant may deem necessary to insure against any injuries to persons occurring with respect to the use of the Staging Area for staging and storage and to insure against any loss or damage to property therein.  Without limiting the generality of the foregoing, Tenant shall hold Landlord harmless and shall indemnify Landlord from and against any and all loss, liability or cost arising out of or in connection with use of the Staging Area for staging and storage by Tenant.

d.             Landlord Work.  Concurrently with Tenant’s construction of the Tenant Improvements pursuant to Section 11 (Tenant Improvements) below, Landlord shall cause the following work to be completed at the Project (collectively, the “Landlord Work”):

•                  Patch and repair any portion of the Building 4 exterior wall that was damaged during the removal of the generator previously existing outside Building 4, including concrete wall patch, repairing any broken glass, restoring the windows or window frames that have been altered by the previous tenant and confirming that the removal of the generator did not affect the Building 4 electrical system.

•                  Confirm that the HVAC equipment serving Tenant’s Premises in Building 4 is operational and in good working order as of the applicable Expansion Dates.

•                  Confirm that all Building 4 external door access controls are operational as of the commencement of the last Expansion Date.

•                  Complete the work noted as Landlord’s responsibility in Exhibit H attached hereto and made a part hereof.

Tenant understands that the Landlord Work will be performed during Tenant’s occupancy and beneficial use period for the Expansion Premises, and may result in inconvenience to Tenant (including noise, vibration and displacement from portions of the Premises from time to time).  Tenant will reasonably cooperate with Landlord’s efforts to efficiently complete the Landlord Work by, among other things, vacating portions of the Premises from time to time to permit work to proceed, and by moving any furniture or personal property within the Premises that is necessary for the completion of the Landlord Work.  Landlord will make reasonable efforts to minimize the inconvenience and disturbance caused by the Landlord Work, but is not responsible for business interruption or damage to Tenant’s property which results from the Landlord Work (provided that Tenant may seek recovery from any contractor or vendor performing such work and responsible for damage or injury, and may pursue available insurance coverage therefor).  Tenant shall also be responsible to pay for additional costs incurred by Landlord if Tenant requests or requires that any of the Landlord Work be done during other than normal business hours or if Tenant request or requires that Landlord delay any portion(s) of the Landlord Work, provided however, any work requiring use of a jackhammer, or comprising structural demolition of concreate or exterior or demising walls will be done outside of normal business hours.

5.             BASE RENT. The amounts set forth in this Section 5 (Base Rent) were calculated using the estimated square footages described in this Amendment.  However, all calculations are subject to adjustment in accordance with Section 2 above.  Once the Expansion Date and the measurements of the Modified Premises and the Building have been finally determined, if applicable, in accordance with Section 2 above, Landlord shall deliver to Tenant a confirmation thereof in the form attached hereto as Exhibit C (Form of Confirmation of Dates and Measurements).

a.             Base Rent for the Existing Premises.  In addition to all other amounts and charges due and payable by Tenant under the Lease, as amended, (i) prior to the Extension Date, Tenant shall pay Base Rent for the Existing Premises as set forth in the Lease, as amended, in accordance with the terms of the Lease, as amended, and (ii) from and after the Extension Date and continuing throughout the Extended Term, in addition to all other amounts due and payable under the Lease, as amended, Tenant shall pay Base Rent set forth in the rental chart below, in accordance with the terms of the Lease, as amended, subject to adjustment from and after the Give-Back Date, pursuant to Section 3 (Vacation of the Give-Back Premises; Amounts Payable of Tenant Fails to Timely Vacate the Give-Back Premises) above.

Dates	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate Per Rentable Square Foot of the Existing Premises (84,817 RSF)
07/01/18* – 06/30/19	$2,120,423.00	$176,701.92	$25.00
07/01/19 – 06/30/20	$2,184,035.69	$182,002.97	$25.75
07/01/20 – 06/30/21	$2,249,344.72	$187,445.39	$26.52

*So long as no default by Tenant occurs under the Lease, Tenant shall not be required to pay the monthly installments of Base Rent for the Reduced Existing Premises during the period commencing July 1, 2018, through September 30, 2018 (the “Reduced Existing Premises Abatement Period”), subject to and in accordance with the terms and conditions of Section 5.e (Rent Abatement) below.

NOTE:  It is acknowledged and agreed that if the measurement is adjusted pursuant to Section 2 above, the foregoing rental chart shall be amended and set forth in a Confirmation.

b.             Base Rent for Suite 100.  From and after the Suite 100 Expansion Date and continuing throughout the Suite 100 Term, in addition to all other amounts and charges due and payable by Tenant under the Lease, as amended, Tenant shall pay Base Rent for Suite 100 as set forth in the rental chart below, in accordance with the terms of the Lease, as amended.

Dates	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate Per Rentable Square Foot of Suite 100 (18,439 RSF)
Suite 100 Expansion Date* – 06/30/19	$460,964.00	$38,413.67	$25.00
07/01/19 – 06/30/20	$474,792.92	$39,566.08	$25.75
07/01/20 – 06/30/21	$488,990.61	$40,749.22	$26.52

*So long as no default by Tenant occurs under the Lease, Tenant shall not be required to pay the monthly installments of Base Rent for Suite 100 for the first (1st) three (3) full calendar months following the Suite 100 Expansion Date (the “Suite 100 Abatement Period”), subject to and in accordance with the terms and conditions of Section 5.e (Rent Abatement) below.

NOTE:  It is acknowledged and agreed that if the measurement is adjusted pursuant to Section 2 above, the foregoing rental chart shall be amended and set forth in a Confirmation.

c.             Base Rent for Suite 160.  From and after the Suite 160 Expansion Date and continuing throughout the Suite 160 Term, in addition to all other amounts and charges due and payable by Tenant under the Lease, as amended, Tenant shall pay Base Rent for Suite 160 as set forth in the rental chart below, in accordance with the terms of the Lease, as amended.

Dates	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate Per Rentable Square Foot of Suite 160 (3,064 RSF)
Suite 160 Expansion Date* – 06/30/19	$76,608.00	$6,384.00	$25.00
07/01/19 – 06/30/20	$78,906.24	$6,575.52	$25.75
07/01/20 – 06/30/21	$81,265.77	$6,772.15	$26.52

*So long as no default by Tenant occurs under the Lease, Tenant shall not be required to pay the monthly installments of Base Rent for Suite 160 for the first (1st) three (3) full calendar months following the Suite 160 Expansion Date (the “Suite 160 Abatement Period”), subject to and in accordance with the terms and conditions of Section 5.e (Rent Abatement) below.

NOTE:  It is acknowledged and agreed that if the measurement is adjusted pursuant to Section 2 above, the foregoing rental chart shall be amended and set forth in a Confirmation.

d.             Base Rent for Suites 140A and 240.  From and after the Suites 140A and 240 Expansion Date and continuing throughout the Suites 140A and 240 Term, in addition to all other amounts and charges due and payable by Tenant under the Lease, as amended, Tenant shall pay Base Rent for Suites 140A and 240 as set forth in the rental chart below, in accordance with the terms of the Lease, as amended.

Dates	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate Per Rentable Square Foot of Suites 140A and 240 (4,891 RSF)
Suites 140A and 240 Expansion Date* – 06/30/19	$122,276.00	$10,189.67	$25.00
07/01/19 – 06/30/20	$125,944.28	$10,495.36	$25.75
07/01/20 – 06/30/21	$129,710.38	$10,809.20	$26.52

*So long as no default by Tenant occurs under the Lease, Tenant shall not be required to pay the monthly installments of Base Rent for Suites 140A and 240 for the first (1st) three (3) full calendar months following the Suites 140A and 240 Expansion Date (the “Suites 140A and 240 Abatement Period”), subject to and in accordance with the terms and conditions of Section 5.e (Rent Abatement) below.

NOTE:  It is acknowledged and agreed that if the measurement is adjusted pursuant to Section 2 above, the foregoing rental chart shall be amended and set forth in a Confirmation.

e.             Rent Abatement.  So long as no default by Tenant occurs under the Lease, (i) the monthly installments of Base Rent for the Reduced Existing Premises shall be abated during the Reduced Existing Premises Abatement Period, (ii) the monthly installments of Base Rent for Suite 100 shall be abated during the Suite 100 Abatement Period, (iii) the installments of Base Rent for Suite 160 shall be abated during the Suite 160 Abatement Period, and (iv) the installments of Base Rent for Suites 140A and 240 shall be abated during the Suites 140A and 240 Abatement Period (such abatement periods being collectively referred to herein as the “Abatement Periods”).  Notwithstanding the foregoing, all other terms and conditions of the Lease shall apply to the Abatement Periods, including, without limitation, Tenant’s obligation to pay Tenant’s Prorata Share of Operating Expenses in excess of Operating Expenses for the Base Year, and any above-standard services such as “after-hours” HVAC charges (as described in the Lease, as amended).  In the event of a default by Tenant under the terms of the Lease that results in termination of the Lease in accordance with the provisions of Section 20 (Termination Upon Tenant’s Default) of the Original Lease, then as a part of the recovery set forth in the Lease, Landlord shall be entitled to the recovery of the then unamortized remaining balance of the Base Rent that was abated under the provisions of this Section 5.c (Rent Abatement) (such amortization being calculated on a straight line basis over the entire Lease Term and such balance being determined as of the date of Tenant’s default).

6.             OPERATING EXPENSES.  Pursuant to the terms of the Lease, as amended hereby, in addition to all other amounts due and payable by Tenant under the Lease, as amended, Tenant shall pay Tenant’s Prorata Share of Operating Expenses in excess of Operating Expenses for the Base Year.

a.             Tenant’s Prorata Share With Respect to Building 4.  The scheduled adjustments to Tenant’s Prorata Share set forth below are predicated upon the sequence of expanding into Suite 100, Suite 160, and Suites 140A and 240 in that order.  Notwithstanding the percentages set forth below, if the Expansion Premises are not added in the anticipated sequence, Tenant’s Prorata Share shall be equitably adjusted based on the Verified Square Footage of the Premises located within Building 4 as compared to the total rentable square feet within Building 4.

•              From and after the Suite 100 Expansion Date and continuing through the day immediately prior to the Suite 160 Expansion Date, Tenant’s Prorata Share with respect to Building 4 shall be 68.8% (52,120 rentable square feet of the Existing Premises within Building 4 and Suite 100 / 75,784 total rentable square feet within Building 4), subject to adjustment from and after the Give-Back Date, pursuant to Section 3 (Vacation of the Give-Back Premises; Amounts Payable of Tenant Fails to Timely Vacate the Give-Back Premises) above, if applicable.

•              From and after the Suite 160 Expansion Date and continuing through the day immediately prior to the Suites 140A and 240 Expansion Date, Tenant’s Prorata Share with respect to Building 4 shall be 72.8% (55,185 rentable square feet of the Reduced Existing Premises within Building 4, Suite 100, and Suite 160 / 75,784 total rentable square feet within Building 4), if applicable, subject to adjustment from and after the Give-Back Date, pursuant to Section 3 (Vacation of the Give-Back Premises; Amounts Payable of Tenant Fails to Timely Vacate the Give-Back Premises) above.

•              From and after the Suites 140A and 240 Expansion Date, Tenant’s Prorata Share with respect to Building 4 shall be 79.3% (60,076 rentable square feet of the Modified Premises within Building 4 / 75,784 total rentable square feet within Building 4).

b.             Tenant’s Prorata Share for Building 5.  Tenant’s Prorata Share with respect to Building 5 shall remain 100%.

c.             Base Year.  With respect to Suite 100, Suite 140A, Suite 160, and Suite 240, Operating Expenses will be calculated using calendar year 2018 as the Base Year.  Additionally, with respect to the Reduced Existing Premises, effective as of the Suites 140A and 240 Expansion Date, Operating Expenses will be calculated using calendar year 2018 as the Base Year.  Accordingly, all references to the “Base Year” in the Lease and this Amendment shall be deemed to be references to the 2018 calendar year.

7.             BUILDING HOURS.  The Building’s operating hours specified in Section 7 (Operating Expenses — Repairs, Maintenance, Insurance, Taxes and Property Management) of the Original Lease, are hereby amended to be Monday through Friday, from 7:00 a.m. to 6:00 p.m., and Saturdays, from 8:00 a.m. to 1:00 p.m., excluding the holidays specified in Section 7 (Operating Expenses — Repairs, Maintenance, Insurance, Taxes and Property Management) of the Original Lease (New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the day after Thanksgiving Day, Christmas Eve and Christmas).

8.             AFTER-HOURS HVAC.  Landlord confirms that after-hours heating and air-conditioning is available to the Premises at the current cost of $25.00 per hour per floor, with a minimum of two (2) hours.  Such after-hours HVAC cost may be subject to change, upon thirty day written notice to Tenant, based upon Landlord’s reasonable and good faith determination of increases in actual costs to provide such after-hours service, determined in accordance with generally accepted commercial office building accounting practices, and consistent with after-hours HVAC charges at projects comparable to the Project.

9.             BUILDING ACCESS.  So long as Tenant complies with the terms of this Lease and any rules and regulations that Landlord may deem necessary or desirable for the safety and security of the Project, the Building or the Premises, Tenant shall have access to the Building and the Premises 24 hours per day, 7 days per week, subject to full or partial closures which may be required from time to time for construction, maintenance, repairs, actual or threatened emergency or other events or circumstances which make it reasonably necessary to temporarily restrict or limit access.

10.          SECURITY DEPOSIT.  Landlord is currently holding a Security Deposit in the amount of $10,332.25 under the Lease.  The Security Deposit shall be held pursuant to Section 33 (Security Deposit) of the Original Lease, through the date Tenant has satisfied all of its obligations under the Lease, as amended hereby.

11.          TENANT IMPROVEMENTS.

a.             Allowance.  Subject to and in accordance with the terms and conditions hereof,  Tenant shall be entitled to an allowance (the “Allowance”) in a total amount equal to $951,963.00, which amount is calculated using the rates of (i) $5.00 per rentable square foot of the Reduced Existing Premises ($5.00 x 84,817 RSF = $424,084.60), and (ii) $20.00 per rentable square foot of the Expansion Premises

($20.00 x 26,394 RSF = $527,878.40).  The Allowance shall be applied to costs incurred by Tenant in completing the Improvements (as defined in Section 11.b [Improvements] below), installation of the Backup Generator (as defined in, and subject to, Section 13.c (Backup Generator) below) and/or installation of the Additional Crown Signage (as defined in Section 13.b (Additional Crown Signage) below), which Allowance shall be disbursed by Landlord in accordance with Section 11.c (Disbursement of the Allowance) below.  In no event shall Tenant be entitled to any credit or benefit for any unused portion of the Allowance over the amount expended for the Improvements.

b.             Tenant Improvements.  Subject to and in accordance with the terms and conditions of Section 8 (Alterations) of the Original Lease and this Section 11 (Tenant Improvements), Tenant shall be entitled to perform certain improvements (collectively, the “Tenant Improvements”) within the Modified Premises, utilizing Landlord’s current standard grade, quality, make, style, design, color, materials and construction methods for the Project.  In accordance with Section 8(a) of the Original Lease, Tenant’s proposed plans for the Tenant Improvements will be subject to Landlord’s reasonable review and approval, which will not be unreasonably conditioned, withheld or delayed.  In addition, Landlord will provide, at Landlord’s cost, building standard suite entrance doors for the Modified Premises within Building 4.

c.             Disbursement of the Allowance.  Landlord shall make disbursements of the Allowance to Tenant within thirty (30) days following Landlord’s receipt of:  (i) Tenant’s written request for disbursement of the Allowance, which requests may be submitted quarterly (but in no event later than the Request Deadline referenced below); (ii) copies of invoices related to the Tenant Improvements or installation of the Additional Crown Signage, together with evidence that such invoices have been paid; and (iii) to the extent applicable and customary, copies of unconditional waivers and releases of lien in a form in compliance with the applicable statutes from all contractors, subcontractors and material suppliers covering all work and materials which are the subject of such payment.  Notwithstanding anything to the contrary herein, Tenant must make its final request for such disbursement pursuant to the terms and conditions of this Section 11 (Tenant Improvements) by no later than 5:00 p.m. on the date (the “Request Deadline”) which is twelve (12) months following the Suites 140A and 240 Expansion Date.  Landlord shall have no obligation to disburse all or any portion of the Allowance which is requested following the Request Deadline, and shall have no obligation to disburse any amounts in excess of the Allowance.

d.             Landlord’s Expenses.  Tenant shall pay to Landlord, as Additional Rent, any actual out-of-pocket costs or expenses reasonably incurred by Landlord in connection with Landlord’s review of any plans and specifications for Improvements affecting base building systems or structural portions of the Building, including structural portions of the roof, to the extent Landlord determines that third party engineering review is necessary.  Landlord shall not charge Tenant a construction management fee in connection with the Tenant Improvements.  Any of such costs and expenses set forth above in this Section 11.d may be paid from the Allowance as and to the extent authorized by Tenant. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of Tenant’s plans and  specifications, Tenant’s contractors or subcontractors, or Tenant’s design of any work, construction of any work or delay in completion of any work.

12.          BUILDING UPGRADES.  It is hereby acknowledged that Landlord, at Landlord’s cost and expense, shall cause the following work to be performed, using building standard colors, materials, finishes and methods, substantially of the same or higher quality as those used in the most recently renovated building in the office park where the Modified Premises are located (collectively, the “Building Upgrades”):  (i) renovate the lobby on west side of Building 4; (ii) renovate the restrooms within Building 4 and Building 5, including the installation of motion censored faucets; (iii) installation of a sidewalk to the East entrance of Building 4 in a location determined by Landlord; and (iv) construct demising walls in the locations more particularly shown on Exhibit B attached hereto, to separate each of the Expansion Premises from the remainder of the Building and the Common Area.  Landlord shall use commercially reasonable efforts and diligence to cause such Building Upgrades to be completed as soon as reasonably possible, but no later than 30 days following the Suites 140A and 240 Expansion Date.  In the event the Building Upgrades are not completed by December 31, 2019 (which date shall be extended one (1) day for each day of delays caused by Tenant or resulting from events of force majeure, and/or events and circumstances outside of Landlord’s reasonable control), Tenant shall have the right to terminate the Lease by giving Landlord written notice on or before January 31, 2020, which notice shall specify a termination date not later than June 30, 2020.  Tenant understands that the Building Upgrades will be performed during Tenant’s occupancy and use of the Premises, and may result in inconvenience to Tenant (including noise, vibration and displacement from portions of the Premises from time to time, provided that concrete core drilling or any form of hammer drilling will be performed after hours).  Tenant will reasonably cooperate with Landlord’s efforts to efficiently complete the Building Upgrades by, among other things, vacating portions of the Premises from time to time to permit work to proceed, and by moving any furniture or personal property within the Premises that is necessary for the completion of the Building Upgrades.  Landlord will make reasonable efforts to minimize the inconvenience and disturbance caused by the Building Upgrades, but is not responsible for business interruption or damage to property which results from the Building Upgrades.  Except for core drilling or any form of hammer drilling, Tenant shall also be responsible to pay for additional costs incurred by Landlord if Tenant requests or requires that any of the Building Upgrades be done during other than normal business hours or if Tenant request or requires that Landlord delay any portion(s) of the Building Upgrades.

13.          EXPANSION PREMISES SIGNAGE AND BACKUP GENERATOR.

a.             Signage Generally; Building Standard Signage.  Tenant, at Tenant’s sole cost and expense, shall be allowed to install Building standard suite identification signage (as such standard is established from time to time by Landlord) bearing Tenant’s name at the entrances to the Expansion Premises.  Tenant shall not erect or install or otherwise utilize signs, lights, symbols, canopies, awnings, window coverings or other advertising or decorative matter (collectively, with the Additional Crown Signage [as defined in Section 13.b (Additional Crown Signage) below], “Signs”) on the windows, walls and exterior doors or otherwise visible from the exterior of the Premises without first (a) submitting its plans to Landlord and obtaining Landlord’s written approval thereof, which shall not be unreasonably withheld, conditioned or delayed, and (b) obtaining any required approval of any applicable governmental authority.  All Signs approved by Landlord shall be consistent with Landlord’s current signage program at the real property on which Building 4 is located, shall be professionally designed and constructed in a first-class workmanlike manner, and shall be installed by a reputable, licensed and insured signage contractor reasonably approved by Landlord.  Notwithstanding the foregoing, Tenant shall be entitled to install the signage more particularly set forth in as Exhibit F (Tenant’s Signage) attached hereto.  Landlord shall have the right to promulgate from time to time additional reasonable rules, regulations and policies relating to the style and type of said advertising and decorative matter which may be used by any occupant, including Tenant, in Building 4, and may change or amend such rules and regulations from time to time as in its discretion it deems advisable.  Tenant agrees to abide by such rules, regulations and policies except that Tenant shall not be required to change any existing signs based on revisions to Landlord’s rules, regulations and policies; provided, however, Landlord may at its expense change any existing signage to comply with such revisions.  At the expiration or earlier termination of the Lease, all such Signs (including, without limitation, the Additional Crown Signage), whether on the exterior or interior of the Premises or Building 4, shall be removed by Tenant at its own expense, and Tenant shall repair any damage or injury to the Premises or Building 4, and correct any unsightly condition, caused by the maintenance and removal thereof.  If Tenant fails to remove any Signs upon the expiration or earlier termination of the Lease, as and when required under the Lease, as amended, Landlord shall have the option to permanently remove such Signs and repair all damage resulting from such removal and restore the affected area to its original condition existing prior to the installation of the Signs, and Tenant shall reimburse Landlord for the reasonable costs thereof, immediately upon demand therefor.

b.             Additional Crown Signage.  Subject to (i) Landlord’s approval, which will not be unreasonably withheld, conditioned or delayed, and the approval of all applicable governmental and quasi-governmental entities, (ii) applicable covenants, conditions and restrictions, (iii) available capacity at Building 4 pursuant to zoning and other requirements of the City of Draper, Utah, and (iv) all applicable laws and the terms of the Lease, as amended, Landlord hereby grants Tenant the right to install and maintain one (1) additional crown signage in a mutually agreed upon prominent location on the exterior, eastern side of Building 4 bearing Tenant’s name (the “Additional Crown Signage”).  So long as the Premises include, and Tenant is occupying, seventy-five (75%) or more of the tenant-occupied square footage in Building 4, Tenant shall have the exclusive right to install crown signage on the exterior of Building 4, subject to and in accordance with the terms and conditions of this Section 13.b (Additional Crown Signage).  The design, size, specifications, graphics, materials, manner of affixing, exact location, colors and lighting (if applicable) of the Additional Crown Signage shall be (i) consistent with the quality and appearance of the project of which Building 4 is a part (the “Project”), and (ii) subject to the approval of all applicable governmental authorities, and Landlord’s approval (which shall not be unreasonably withheld, conditioned or delayed).  Tenant shall install the Additional Crown Signage at Tenant’s sole cost and expense, subject to disbursement from the Allowance pursuant to Section 11 (Tenant Improvements) above.  In addition, Tenant shall pay to Landlord, within thirty (30) days after demand, from time to time, all other actual, documented and reasonable costs attributable to the fabrication, installation, insurance, lighting (if applicable), maintenance and repair of the Additional Crown Signage, to the extent not directly paid by Tenant.  The signage right granted to Tenant under this Section 13.b (Additional Crown Signage) is personal to the original named Tenant hereunder executing this Amendment, and may not be exercised or used by or assigned to any other person or entity.  In addition, Tenant shall no longer have any right to the Additional Crown Signage if an event of default by Tenant occurs under the Lease and continues to exist beyond the expiration of applicable notice and cure periods.

c.             Backup Generator.    Subject to and in accordance with the terms and conditions of Section 8 (Alterations) of the Original Lease and this Section 13, Tenant may install and maintain at the Project an emergency backup generator, including wiring, tanks and other related equipment (collectively, the “Tenant Generator”), on the existing generator pad on the exterior of Building 4 (“Generator Area”), in order to provide a source of backup power for the Premises. Tenant’s installation of the Tenant Generator shall be subject to Landlord’s review and written approval of Tenant’s plans and specifications for the installation and operation of the Tenant Generator (including, without limitation, review and approval of Landlord’s engineer for the Building, if necessary) which approval will not be unreasonably withheld, conditioned or delayed.  Tenant shall be permitted to install, operate, maintain and repair the Tenant Generator, at Tenant’s sole cost and expense, in the Generator Area, solely to provide emergency back-up power to the Premises.  Installation of the Tenant Generator shall be performed by contractors approved in advance by Landlord in writing, which approval shall not be unreasonably withheld, conditioned or delayed, all in accordance with the Project’s construction rules and regulations of which Landlord has given written notice to Tenant.  Prior to installation of the Tenant Generator, Tenant shall provide Landlord with information regarding the preliminary layout of the Tenant Generator within the Generator Area (the “Generator Information”).  Tenant and its authorized personnel shall further have the right to access the Generator Area for purposes of installing, maintaining, refueling, repairing and replacing the Tenant Generator, subject to force majeure and compliance with the Project’s rules and regulations.  Tenant shall install, maintain and operate the Tenant Generator in compliance with all applicable federal, state and local laws, rules and regulations, including, without limitation, obtaining and maintaining at Tenant’s sole cost and expense any permits, certificates or other authorizations required for installation or operation of the Tenant Generator, such as to comply with requirements of applicable zoning restrictions, City and County requirements and regulations of any governing air quality or environmental management district.  Tenant shall be solely responsible to insure that the Tenant Generator is operated in compliance with applicable laws, rules and regulations and any governing covenants, conditions and restrictions, and to insure that the Tenant Generator does not interfere with the business operations or quiet enjoyment of other tenants or occupants of the Project.  During the Lease Term, the Tenant Generator shall remain the property of Tenant notwithstanding the fact that any such machines, equipment and fixtures may be affixed or attached to the Building or the Project or any portion thereof and Tenant shall remain responsible for the operation and ownership thereof, and Tenant shall be solely responsible for obtaining and maintaining insurance for Tenant’s Generator and the operation thereof.  If and to the extent Tenant utilizes any portion of the Tenant Improvement Allowance for the purchase or installation of the Tenant Generator, then upon the expiration or earlier termination of the Lease, Tenant shall leave Tenant’s Generator in place and shall surrender  Tenant’s Generator to Landlord in good condition, normal wear and tear excepted.  If Tenant does not utilize any portion of the Tenant Improvement Allowance for the purchase of the Tenant Generator, then unless otherwise agreed in writing by Landlord and Tenant, Tenant shall on or before the expiration of earlier termination of the Lease, remove the Tenant Generator from the Project at Tenant’s sole cost and expense and shall repair any damage caused by such removal.  If Tenant is obligated to remove the Tenant Generator and fails to remove the Tenant Generator and repair any resulting damage within thirty (30) days following the expiration or sooner termination of the Lease, Landlord shall have the right to remove the Tenant Generator and repair all resulting damage, at Tenant’s cost.  If required by the terms of applicable laws, rules or regulations, Tenant will obtain at its cost and deliver to Landlord a copy of any closure or similar report issued by any governmental authority with respect to removal of the Tenant Generator.

14.          RIGHT OF FIRST REFUSAL.

a.             Right of First Refusal. During the Extended Term, Landlord shall not lease all or any part of the following, except as provided in this Section 14 (Right of First Refusal), and the following space is collectively referred to herein as the “ROFR Area”:

(i)            Space within Building 4.

(ii)                                  Any space within the following buildings of the Project, which is, larger than 10,000 rentable square feet:

•                  Building 2, located at 11781 South Lone Peak Parkway

•                  Building 3, located at 11814 South Election Road

•                  Building 6, located at 170 West Election Road

Subject to the current rights of other tenants of the Project, if at any time during the Extended Term Landlord receives from a bona fide third party an offer (or offers to a bona fide third party the right) to lease all or any part of the ROFR Area on terms acceptable to Landlord, Landlord agrees to deliver to Tenant a notice (the “Availability Notice”) as set forth in this Section 14 (Right of First Refusal).  Such Availability Notice shall set forth the rental rate and such other terms as are acceptable to Landlord in its sole discretion (consistent with the terms set forth in the offer received from or delivered to such bona fide third party), and shall set forth the portion of the ROFR Area offered to the third party and any additional area in the Project included in such offer (the “ROFR Expansion Area”).  If Tenant, within five (5) business days after receipt of the Availability Notice, indicates in writing its agreement to lease the ROFR Expansion Area on the terms and conditions set forth in the Availability Notice, the ROFR Expansion Area shall be included within the Premises and leased to Tenant pursuant to the terms and conditions of the Availability Notice and otherwise on the terms and conditions of the Lease, as amended.  Accordingly, the Base Rent payable under the Lease, as amended, shall be increased by the amount of Base Rent attributable to the

ROFR Expansion Area and Tenant’s Prorata Share of Operating Expenses shall be adjusted to reflect the addition of the ROFR Expansion Area.  The parties shall promptly execute an amendment to the Lease stating the addition of the ROFR Expansion Area to the Premises, the rent adjustments and such other modifications described above.  The lease term for the ROFR Expansion Area outside of Building 4 shall, unless otherwise provided in the Availability Notice as part of the Expansion Terms therein, expire coterminously with Tenant’s lease of the Premises, but in no event shall Tenant lease the ROFR Expansion Area for a period of less than thirty-six (36) months, unless otherwise agreed by Landlord.  Notwithstanding the foregoing, the lease term with respect to any ROFR Expansion Area within Building 4 shall be coterminous with the current Lease Term.  Further, if Tenant exercises the right of first refusal pursuant to this Section 14 (Right of First Refusal) during the final twelve months of the Extended Term, such exercise of the right of first refusal will automatically trigger Tenant’s exercise of the Renewal Option set forth in Section 1.b (Remaining Renewal Option) above, and the Lease Term with respect to the Modified Premises and the ROFR Expansion Area shall be extended as forth in Section 1.b (Remaining Renewal Option) above.  Tenant shall take the ROFR Expansion Area in its “AS-IS” condition (unless otherwise provided in the Availability Notice as part of the expansion terms), and Tenant shall be entitled to construct improvements in the ROFR Expansion Area at Tenant’s expense, in accordance with and subject to the provisions of Section 8 (Alterations) of the Original Lease.  If Tenant does not indicate, within five (5) business days after receipt of the Availability Notice, its agreement to lease the ROFR Expansion Area, Landlord thereafter shall have the right to lease the ROFR Expansion Area to any third party on the terms described in the Availability Notice; provided, however, if Landlord fails to lease the ROFR Expansion Area to a third party within one hundred fifty (150) days following Tenant’s election not to lease such ROFR Expansion Area, Tenant’s right shall again apply (unless and to the extent Landlord is then in active continued negotiations with the same third party (or a party which is controlling, controlled by or under common control with such third party), in which event such 150-day period will be extended to allow such negotiations to continue).  Subject to the foregoing, Tenant understands that the right of first refusal set forth herein is available to Tenant on a one-time only basis with respect to each portion of the ROFR Expansion Area offered, and, subject to the immediately preceding sentence, if Tenant does not elect to timely respond to the first (1st) Availability Notice it receives, Landlord shall have no further obligation to offer the Reserved Area to Tenant.

b.             Terms and Conditions.  Tenant’s rights specified in this Section 14 (Right of First Refusal) are personal to the original named Tenant hereunder, including any entities Tenant controls, is controlled by, or is under common control with Tenant, and may not be assigned to or exercised by any other person or entity.  Tenant’s right to exercise its right of first refusal is subject to no breach or default by Tenant occurring under the Lease and no material adverse change having occurred in Tenant’s financial condition such that Landlord reasonably determines (taking into account all relevant circumstances and review in a manner consistent with commonly accepted lease underwriting principles) that Tenant will be unable to fully perform the obligations of Tenant under the Lease, as amended.  Tenant may exercise its right of first refusal only if Tenant continues to occupy the entire Modified Premises in accordance with the terms of the Lease, as amended.  If Tenant fails to timely exercise its rights under this Section 14 (Right of First Refusal) in accordance with the terms and conditions set forth herein, such rights shall be of no further force or effect.  Time is of the essence in Tenant’s exercise of its rights hereunder.

15.          PARKING.  Tenant’s rights and obligations under the Lease with respect to parking are hereby set forth in this Section 15 (Parking), which supersedes and replaces any prior provisions of the Lease governing parking.  In connection with Tenant’s lease of the Premises pursuant to the Lease as amended hereby, Tenant shall have the right to the following parking rights (collectively, “Parking Space Rights”):

•                  The non-exclusive right to use a total of five (5) unreserved Parking Space Rights per 1,000 square feet of usable area leased by Tenant.

•                  The right to use fifteen (15) reserved Parking Space Rights at the location shown on Exhibit E attached hereto, which Parking Space Rights shall count against (and shall be deducted from) the number of unreserved Parking Space Rights granted to Tenant under the Lease as amended hereby.

•                  The right to use fifteen (15) visitor Parking Space Rights at the location shown on Exhibit E attached hereto, which Parking Space Rights shall count against (and shall be deducted from) the number of unreserved Parking Space Rights granted to Tenant under the Lease as amended hereby.

Tenant’s use of Tenant’s Parking Space Rights shall be at no cost to Tenant during the Extended Term.  Tenant’s continued right to use Tenant’s Parking Space Rights is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking areas and upon Tenant’s cooperation in seeing that Tenant’s employees and visitors also comply with such rules and regulations.  In addition, Landlord may assign any parking spaces and/or make all or a portion of such spaces reserved or institute an attendant-assisted tandem parking program and/or valet parking program if Landlord determines in its sole discretion that such is necessary or desirable for orderly and efficient parking, provided, however, with the exception of the reserved Parking Space Rights granted to Tenant hereunder, Landlord shall not assign or reserve any additional parking spaces within the North Parking Lot shown on Exhibit E.   Landlord specifically reserves the right, from time to time, to change the size, configuration, design, layout, location and all other aspects of the parking areas, provided that all changes shall be consistent with this Section 15, and Tenant acknowledges and agrees that Landlord, from time to time, may, without incurring any liability to Tenant and without any abatement of rent under the Lease temporarily close-off or restrict access to the parking areas, or temporarily relocate Tenant’s parking spaces to other parking structures and/or surface parking areas within a reasonable distance from the parking areas, for purposes of permitting or facilitating any such construction, alterations or improvements or to accommodate or facilitate renovations, alterations, construction or other modifications of other improvements or structures located on the Project.  Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to Landlord.  The parking rights provided to Tenant pursuant to this Section 15 (Parking) are provided solely for use by Tenant’s own personnel, visitors, and guests, and such rights may not be transferred, assigned, subleased or otherwise transferred by Tenant without Landlord’s prior approval.  Further, in no event shall Tenant have the right to install or maintain any signs or other markers to designate Tenant’s Parking Space Rights unless agreed by Landlord and Tenant in writing with respect to Tenant’s reserved Parking Space Rights as set forth herein, and any parking signage may be removed and/or replaced at Landlord’s discretion, consistent with applicable laws and the term of any governing CC&Rs.  Landlord shall bear the cost of such removal of signage, and shall provide and install signs designating the reserved and visitor Parking Space Rights specified herein.

16.          USE OF FITNESS FACILITY.  It is acknowledged that a fitness facility is currently located at the Project (the “Fitness Facility”).  So long as Landlord elects to operate the Fitness Facility, and the Fitness Facility remains in operation, Tenant’s employees shall have the right to utilize the Fitness Facility, in common with other tenants at the Project, subject to full compliance with such rules and regulations as may be reasonably established from time to time with respect to use of and access to the Fitness Facility.  Tenant hereby acknowledges that Landlord reserves the right, at any time during the Lease Term, to discontinue the operation of the Fitness Facility, including, if such closure is to comply with health and safety codes, or to address a casualty or other safety concern, or to refurbish the Fitness Facility or equipment therein.  Landlord assumes no liability or responsibility for the use, maintenance or operation of the Fitness Facility, and each party using the Fitness Facility shall do so at its sole risk and Tenant’s insurance shall expressly cover any use of the Fitness Facility by Tenant’s employees or guests.  In addition, each employee using the Fitness Facility shall sign a waiver of liability and a consent to abide by the Fitness

Facility rules and regulations, as may be reasonably issued by Landlord from time to time.  Landlord shall enforce all rules and regulations for the Fitness Facility in a non-discriminatory manner.

17.          ADDITIONAL LEASE MODIFICATION.  It is hereby acknowledged that Section 2(g) (Right of First Refusal) of the Original Lease is no longer applicable and is hereby deleted in its entirety.

18.          BROKERS.  Tenant represents and warrants to Landlord that other than Cresa of Salt Lake City (Paul Skene) (“Tenant’s Broker”), it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Amendment and shall indemnify, defend and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person (other than Tenant’s Broker) on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant.  The provisions of this section shall not apply to brokers with whom Landlord has an express written broker agreement.

19.          CONTINUING EFFECTIVENESS. The Lease, except as amended hereby, remains unamended, and, as amended hereby, remains in full force and effect.  Tenant confirms that no default exists under the Lease.

20.          COUNTERPARTS.  This Amendment may be executed in counterparts, each of which shall constitute an original, and all of which, together, shall constitute one document.

21.          EXECUTION BY BOTH PARTIES.  Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option to lease.  Upon execution and delivery of this Amendment by Tenant, this Amendment shall be binding upon Tenant as an irrevocable offer to Landlord.  If Landlord does not execute and deliver this Amendment to Tenant within fifteen (15) days from the date of execution and delivery by Tenant, Tenant may thereafter elect not to go forward with this Amendment by delivering written notice to Landlord prior to the date Landlord executes and delivers this Amendment to Tenant (in which event Landlord shall thereafter have three (3) business days to execute and deliver this Amendment).  Subject to the foregoing, this Amendment shall not be effective as an amendment to lease or otherwise until it is fully executed and delivered by Landlord and Tenant.

22.          AUTHORIZATION.  The individuals signing on behalf of Tenant each hereby represents and warrants that he or she has the capacity set forth on the signature pages hereof and has full power and authority to bind Tenant to the terms hereof.  Two (2) authorized officers must sign on behalf of the Tenant and this Amendment must be executed by the president or vice-president and the secretary or assistant secretary of Tenant, unless the bylaws or a resolution of the board of directors shall otherwise provide.  In such case, the bylaws or a certified copy of the resolution of Tenant, as the case may be, must be furnished to Landlord.

23.          NONDISCLOSURE OF LEASE TERMS.  Tenant agrees that it, and its partners, officers, directors, employees, agents (including real estate brokers) and attorneys, shall not disclose the terms and conditions of the Lease, as amended, to any public information source or to any other tenant or apparent prospective tenant of the Building or other portion of the real property on which the Building is located, or to any real estate broker or agent, either directly or indirectly, without the prior written consent of Landlord.  Notwithstanding anything to the contrary, Tenant may disclose the terms and conditions of the Lease, as amended, pursuant to the order or legal requirement of a court, the Securities and Exchange Commission, or other governmental body, or to its attorneys and accountants without any obligation or liability to the Landlord.

(SIGNATURES ON NEXT PAGE)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

LANDLORD:		HARBERT MSB LONE PEAK CAMPUS, LLC,
a Delaware Limited Liability Company

	By:	Maier Siebel Baber,
Its Advisor

By:
Kenneth A. Baber
President & CEO

Date: , 2018

TENANT:		CONTROL4 CORPORATION,
a Delaware corporation

By:
Printed Name:
Its:

By:
Printed Name:
Its:

Date: , 2018

S-1

EXHIBIT A

OUTLINE OF THE FLOOR PLAN OF THE GIVE-BACK PREMISES

Give-Back Space
= Demising Wall
NORTH

AUGUST 30, 2017

SAMUEL J. BRADY
ARCHITECTS
200 E SOUTH TEMPLE SUITE 160
SALT LAKE CITY, UTAH 84111
(801) 595-1752 FAX: (801) 595-1757

LONE PEAK CENTER - BUILDING 4
1ST FLOOR
11778 S ELECTION ROAD DRAPER, UTAH

MAIER SIEBEL BABER

TENANT’S INITIALS HERE:

1

Give-Back Space
NORTH

AUGUST 30, 2017

SAMUEL J. BRADY
ARCHITECTS
200 E SOUTH TEMPLE SUITE 160
SALT LAKE CITY, UTAH 84111
(801) 595-1752 FAX: (801) 595-1757

LONE PEAK CENTER - BUILDING 4
2ND FLOOR
11778 S ELECTION ROAD DRAPER, UTAH

MAIER SIEBEL BABER

TENANT’S INITIALS HERE:

2

EXHIBIT B

OUTLINE OF THE FLOOR PLAN OF THE EXPANSION PREMISES

Expansion Space
Suite 100
Suite 160
Suite 100A
= Demising Wall
NORTH

NOVEMBER 16, 2017

SAMUEL J. BRADY ARCHITECTS
200 S SOUTH TEMPLE SUITE 160
SALT LAKE CITY, UTAH 84111
(801) 595-1752 FAX (801) 595-1757

LONE PEAK CENTER - BUILDING 4
1ST FLOOR
11778 S ELECTION ROAD DRAPER, UTAH

MAIER SIEBEL BABER

TENANT’S INITIALS HERE:

1

Expansion Space

Suite 240
= Demising Wall
NORTH

NOVEMBER 16, 2017

SAMUEL J. BRADY ARCHITECTS
200 E SOUTH TEMPLE SUITE 160
SALT LAKE CITY, UTAH 84111
(801) 595-1752 FAX (801) 595-1757

LONE PEAK CENTER - BUILDING 4
2ND FLOOR
11778 S ELECTION ROAD DRAPER, UTAH

MAIER SIEBEL BABER

TENANT’S INITIALS HERE:

2

EXHIBIT C

FORM OF CONFIRMATION OF DATES AND MEASUREMENTS

CONFIRMATION OF DATES AND MEASUREMENTS

This Confirmation is made as of                  , 20   , between HARBERT MSB LONE PEAK CAMPUS, LLC, a Delaware limited liability company (“Landlord”) and CONTROL4 CORPORATION, a Delaware corporation (“Tenant”).

Landlord and Tenant have entered into that certain Commercial Lease dated March 31, 2012, as amended by that certain First Amendment dated December 17, 2012, that certain Second Amendment to Lease dated February 24, 2014, that certain Third Amendment to Lease dated December 22, 2014, that certain Fourth Amendment to Lease dated as of June 29, 2016, and that certain Fifth Amendment to Lease dated as of February 28, 2018 (the “Fifth Amendment”), in which Landlord leased to Tenant and Tenant leased from Landlord certain premises within (i) that certain building located at 11734 South Election Drive, Draper, Utah  84020, and (ii) that certain building located at 11778 South Election Drive, Draper, Utah  84020.

Pursuant to Section 2.e (Confirmation of Dates) of the Fifth Amendment, Landlord and Tenant hereby confirm the Expansion Date is              .

[IF APPLICABLE: Pursuant to Section 2.d (Beneficial Occupancy Period of Expansion Premises) and Section 2.e (Confirmation of Dates) of the Fifth Amendment, Landlord and Tenant hereby confirm the commencement date of the Beneficial Occupancy Period is             .]

[ADD CONFIRMATION OF MEASUREMENT AND ADJUSTED RENT, IF APPLICABLE]

LANDLORD:		TENANT:

HARBERT MSB LONE PEAK CAMPUS, LLC,		CONTROL4 CORPORATION,
a Delaware Limited Liability Company		a Delaware corporation
By:	Maier Siebel Baber,
	Its Advisor	By:
Printed Name:
	By:	Its:
Kenneth A. Baber
President & CEO
By:
Date: ,		Printed Name:
Its:
Date: ,

1

EXHIBIT D

OUTLINE OF THE FLOOR PLAN OF THE STAGING AREA

Staging Space

Suite 240
OPEN TO BELOW
NORTH

NOVEMBER 16, 2017

SAMUEL J. BRADY ARCHITECTS
200 E SOUTH TEMPLE SUITE 160
SALT LAKE CITY, UTAH 84111
(801) 596-1752 FAX (801) 596-1757

LONE PEAK CENTER - BUILDING 4
2ND FLOOR
11778 S ELECTION ROAD DRAPER, UTAH

MAIER SIEBEL BABER

TENANT’S INITIALS HERE:

1

EXHIBIT E

PARKING SPACE RIGHTS

LONE PEAK CENTER
CONTROL 4 PARKING

North Parking Lot
NOT AVAILABLE FOR PARKING—70 stalls
Reserved for Dell/EMC
Reserved Parking—15 stalls
Visitor Parking—6 stalls
Visitor Parking—10 stalls
LPC-5
LPC-4
ELECTION DRIVE
INTERSTATE-15

TENANT’S INITIALS HERE:

1

EXHIBIT F

TENANT’S SIGNAGE

Lone Peak Center Campus

Signage Guidelines

Parapet Wall and Monument Sign Locations

Wnw Parapet

None

Wsw Parapet

Main Entry - Monument Sign

Nnw Parapet

None

Nne Parapet

None

Sse Parapet

Identity or Logo

East

Lone Peak Center

Ene Parapet

None

North

Lone Peak Center 4

TENANT’S INITIALS HERE:

1

TENANT’S INITIALS HERE:

2

TENANT’S INITIALS HERE:

3

EXHIBIT G

CONSTRUCTION TIMELINE

ID	Description	Duration	Start	Finish
1	Delivery of premises to C4 - Suite 100	1 day	03/01/18	03/01/18
2	C4’s build out period - Suite 100 (earlier of completion or 120 days)	120 days	03/01/18	06/29/18
3	Suite 100 Commencement - Suite 100	1 day	06/29/18	06/29/18
4	LL to demise suite 160 from lobby - Suite 160 Temp walls will be created for this	11 days	03/05/18	03/16/18
5	Delivery of premises to C4 - Suite 160	1 day	08/01/18	08/01/18
6	C4’s build out period - Suite 160 (earlier of completion or 120 days)	120 days	08/01/18	11/29/18
7	C4 Staging - Suite 240 (Execution of Amendment - Suite 100 commencement)	74 days	03/01/18	05/14/18
8	Notice of LL for Give - Back Premises - Suite 210 (TT has 30 days to vacate)	30 days	05/15/18	06/14/18
9	Relocate people currently in 210 North side to suite 100	14 days	06/01/18	06/15/18
10	Relocate offices currently in the area of the new 2nd story lobby to 210 North side	14 days	07/01/18	07/15/18
11	2nd floor West Side lobby upgrade Construction of north and south demising walls	169 days	05/15/18	10/31/18
12	LL to cut floor in 2nd floor West side lobby	2 days	06/01/18	06/03/18
13	LL to construct North and South lobby demising walls	14 days	08/01/18	08/15/18
14	LL construction on East side lobby starts and exterior conference room to suites 140A/240	120 days	11/01/18	03/01/19
15	Erect demising walls in lobby - Suite 140A /240	30 days	11/01/18	12/01/18
16	Complete construction of Office 154 in Suite 100	14 days	04/01/19	04/15/19
17	C4’s build out period - Suite 140A/240 (earlier of completion or 120 days)	120 days	04/15/19	08/13/19
18	LL to reconstruct Suite 140 give-back space	60 days	04/16/19	06/15/19
19	Notice from LL for Give - back Premises - Suite 140 (TT has 30 days to vacate)	30 days	06/15/19	07/15/19
20	Plaza and canopy upgrade - West plaza/canopy	92 days	03/05/18	06/05/18

1

ID	Description	Duration	Start	Finish
21	Restroom upgrade - 2nd floor restrooms	75 days	07/01/18	09/14/18
22	Restroom upgrade - 1st floor restrooms	75 days	11/01/18	01/15/19
23	Expand gym	75 days	04/15/19	06/29/19

2

EXHIBIT H

LANDLORD WORK

1. LANDLORD TO PATCH AND REPAIR ALL DAMAGED AREAS OF FLOORS, WALLS, AND CEILINGS DUE TO RENOVATION OF LOBBY, TYP. AFTER TEMPORARY WALLS GET REMOVED
2. LANDLORD TO PROVIDE AND INSTALL NEW DOORS AND GYPSUM WALLS
3. LANDLORD TO PROVIDE AND MAINTAIN CODE COMPLIANT PATH OF EGRESS AND INSTALL NEW DOORS
4. LANDLORD TO PATCH AND REPAIR ALL DAMAGED AREAS OF FLOORS, WALLS, AND CEILINGS DUE TO RENOVATION OF LOBBY, TYP. AFTER TEMPORARY WALLS GET REMOVED

1
2
3
4
5
6
7
8
9
10

5. LANDLORD TO PROVIDE STUD FRAMING AND GYPSUM BOARD FINISH TO THE EXTERIOR WALL
6. LANDLORD TO PROVIDE STUD FRAMING AND GYPSUM BOARD FINISH TO THE EXTERIOR WALL
7. LANDLORD TO PROVIDE AND INSTALL NEW DOORS, BOTH SIDES OF GYPSUM WALL
8. LANDLORD TO PROVIDE AND INSTALL NEW STUD FRAME WALL W/GYPSUM FINISH. REPAIR ALL DAMAGED AREAS OF FLOORS, WALLS AND CEILINGS
9. LANDLORD TO PROVIDE AND INSTALL NEW EXTERIOR DOOR
10. LANDLORD TO PROVIDE AND INSTALL NEW STUD WALL W/GYPSUM FINISH, PATCH PREP ALL DAMAGED AREAS OF FLOORS, WALLS AND CEILINGS

NORTH

1st LEVEL FLOOR PLAN

SCALE: N.T.S.

eda

CONTROL4 - MAIN LEVEL
LONE PEAK CENTER - BUILDING 4
DRAPER, UTAH

DATE: 02/13/18
JOB NO:
DWG REF:

SHEET NO.
DD-5

TENANT’S INITIALS HERE:

1

1. LANDLORD TO PROVIDE AND INSTALL NEW WOOD DOOR
2. LANDLORD TO PROVIDE AND INSTALL NEW WOOD DOOR
3. LANDLORD TO PROVIDE AND INSTALL ALL INTERIOR FINISHES FOR WALL 246
4. LANDLORD TO PROVIDE AND INSTALL NEW STUD WALL W/GYPSUM FINISH. PATCH AND REPAIR ALL DAMAGED AREAS OF FLOORS, WALLS, AND CEILINGS AFTER TEMPORARY WALL REMOVED
5. LANDLORD TO PROVIDE AND INSTALL NEW DOOR, AND BOTH SIDE OF GYPSUM FINISH STUD WALL
6. LANDLORD TO INSTALL RELOCATED DOOR, AND PROVIDE AND INSTALL NEW STUD WALLS W/GYPSUM FINISH
7. LANDLORD TO PROVIDE AND INSTALL NEW DOOR, STUD WALL, AND ONE SIDE OF GYPSUM FINISH
8. LANDLORD TO PROVIDE AND INSTALL NEW STUD WALLS, DOORS, SIDELIGHTS, CEILING GRID AND TILE, AND INTERIOR FINISHES IN OFFICES 242, 243, 244 AND 245. FINISHES TO MATCH EXISTING CONTROL4 FINISHES.

1
2
3
4
5
6
7
8

2nd LEVEL FLOOR PLAN

SCALE: N.T.S.

NORTH

eda

CONTROL4 - LEVEL 2
LONE PEAK CENTER - BUILDING 4
DRAPER, UTAH

DATE: 02/13/18
JOB NO:
DWG REF:

SHEET NO.
DD-2

TENANT’S INITIALS HERE:

2